                                                                    Exhibit 10.1

                                 AMENDMENT NO. 3

     This Amendment (this "Amendment") is made as of July 16, 1999 by and among The First National Bank of Chicago, individually and as agent ("Agent"), the other financial institutions signatory hereto and Luigino's, Inc., a Minnesota corporation (the "Borrower").

                                    RECITALS

     A. The Borrower, the Agent and the Lenders are party to that certain credit agreement dated as of February 4, 1999 (as amended, the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

     B. The Borrower and the undersigned Lenders wish to amend certain provisions of the Credit Agreement on the terms and conditions set forth below.

     Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          1. Amendment. Upon the effectiveness hereof pursuant to Section 2 below:

               (a) Section 6.27 of the Credit Agreement is amended in its entirety to read as follows:

                    6.27. Financial Covenants. The Borrower shall not permit:

                         6.27.1 Cash Flow Leverage Ratio. As of any Quarterly
                    Measurement Date, the Cash Flow Leverage Ratio to be greater than the ratio specified in the following table for any Quarterly Measurement Date occurring in the specified period:

                               Period                                 Ratio
                               ------                                 -----
                    First fiscal quarter of fiscal year 1999          4.80:1

                    Second fiscal quarter of fiscal year 1999         5.50:1

                    Third fiscal quarter of fiscal year 1999          5.75:1

                    Fourth fiscal quarter of fiscal year 1999         6.25:1

                    First fiscal quarter of fiscal year 2000          6.00:1

                    Second fiscal quarter of fiscal year 2000         5.50:1

                    Third fiscal quarter of fiscal year 2000          5.00:1

                    Beginning of fourth fiscal quarter of Fiscal      4.25:1
                    year 2000 and all times thereafter

                    6.27.2 Interest Coverage Ratio. As of any Quarterly Measurement Date, the Interest Coverage Ratio to be less than the ratio specified in the following table for any Quarterly Measurement Date occurring in the specified period:

                               Period                                 Ratio
                               ------                                 -----

                    First fiscal quarter of fiscal year 1999          1.50:1

                    Beginning of second fiscal quarter of fiscal      1.00:1
                    year 1999 through third Quarterly Measurement
                    Date of fiscal year 1999

                    Fourth fiscal quarter of fiscal year 1999         0.50:1

                    First fiscal quarter of fiscal year 2000          0.75:1

                    Second fiscal quarter of fiscal year 2000         1.25:1

                    Third fiscal quarter of fiscal year 2000          1.75:1

                    Fourth fiscal quarter of fiscal year 2000         2.25:1

                    Beginning of first fiscal quarter of fiscal       2.50:1
                    year 2001 and all times thereafter

                    6.27.3 Fixed Charge Coverage Ratio. As of any Quarterly Measurement Date, the Fixed Charge Coverage Ratio to be less than the ratio specified in the following table for any Quarterly Measurement Date occurring in the specified period:

                               Period                                 Ratio
                               ------                                 -----

                    First fiscal quarter of fiscal year 1999          1.25:1

                    Beginning of second fiscal quarter of fiscal      1.00.1
                    year 1999 through first Quarterly Measurement
                    Date of fiscal year 2000

                    Beginning of second fiscal quarter of fiscal      1.25:1
                    year 2000 through third Quarterly

                    Measurement Date of fiscal year 2000

                    Beginning of fourth fiscal quarter of fiscal         1.50:1
                    year 2000 and all times thereafter

               (b) Schedule 1.1 of the Credit Agreement is amended in its entirety to read as set forth on Schedule 1.1 hereto.

          2. Effective Time. This Amendment shall be deemed effective upon the execution and delivery hereof by the Borrower, the Agent and the Required Lenders (without respect to whether it has been executed and delivered by all Lenders.).

          3. Miscellaneous.

               (a) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein.

               (b) Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

               (c) This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

          4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                        THE FIRST NATIONAL BANK OF
                                        CHICAGO, individually and as Agent

                                        By: /s/ Lisa Whatley
                                            -----------------------------------
                                        Its: Vice President
                                            -----------------------------------

                                        U.S. Bank National Association (f/k/a/
                                        First Bank National Association)

                                        By: /s/ William Umscheid
                                            -----------------------------------
                                        Its:  Vice President
                                            -----------------------------------

                                        Luigino's, Inc.

                                        By: /s/ Joel C Kozlak
                                            -----------------------------------

                                        Its: Chief Financial Officer
                                            -----------------------------------

                                  SCHEDULE 1.1
                             MARGINS AND PERCENTAGES

-----------------------------------------------------------------------------------------------
   Applicable    Level   Level   Level  Level     Level   Level    Level    Level     Level
     Margin        I       II     III    IV         V      VI       VII      VIII       IX
                 Status  Status Status Status    Status  Status   Status    Status    Status
-----------------------------------------------------------------------------------------------
   Eurodollar    1.00%   1.25%   1.50%  1.75%     2.00%   2.25%    2.50%    2.75%     3.00%
      Rate
-----------------------------------------------------------------------------------------------
    Alternate     0.0%    0.0%   0.25%  0.50%     0.75%   1.00%    1.25%    1.50%     1.75%
    Base Rate
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
   Applicable     Level   Level   Level   Level    Level   Level    Level    Level    Level
    Fee Rate        I       II     III     IV        V      VI       VII      VIII      IX
                  Status  Status  Status Status   Status  Status   Status    Status   Status
-----------------------------------------------------------------------------------------------
   Commitment     0.25%   0.30%   0.30%  0.375%   0.375%   0.50%    0.50%    0.50%    0.55%
       Fee
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
   Applicable     Level   Level   Level     Level    Level    Level   Level   Level    Level
    Dividend        I      II      III       IV        V       VI      VII     VIII      IX
   Percentage    Status  Status   Status   Status   Status   Status  Status   Status   Status
-----------------------------------------------------------------------------------------------
    Dividend       50%     40%     30%       25%      0%       0%      0%       0%       0%
   Percentage
-----------------------------------------------------------------------------------------------

     For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

     "Level I Status" exists at any date if, as of the most recent Quarterly Measurement Date (or, with respect to the determination of the Applicable Dividend Percentage, as of the last day of the most recently ended fiscal year of the Borrower for which an ADP Certificate has been received by the Agent), the Cash Flow Leverage Ratio is less than 2.0 to 1.0.

     "Level II Status" exists at any date if, as of the most recent Quarterly Measurement Date (or, with respect to the determination of the Applicable Dividend Percentage, as of the last day of the most recently ended fiscal year of the Borrower for which an ADP Certificate has been received by the Agent),
(i) the Borrower has not qualified for Level I Status and (ii) the Cash Flow Leverage Ratio is less than 2.5 to 1.0.

     "Level III Status" exists at any date if, as of the most recent Quarterly Measurement Date (or, with respect to the determination of the Applicable Dividend Percentage, as of the last day, of the most recently ended fiscal year of the Borrower for which an ADP Certificate has been received by the Agent),
(i) the Borrower has not qualified for Level I Status or Level II Status and
(ii) the Cash Flow Leverage Ratio is less than 3.0 to 1.0.

     "Level IV Status" exists at any date if, as of the most recent Quarterly Measurement Date (or, with respect to the determination of the Applicable Dividend Percentage, as of the last day of the most recently ended fiscal year of the Borrower for which an ADP Certificate has been received by the Agent),
(i) the Borrower has not qualified for Level I Status, Level II Status or Level III Status and (ii) the Cash Flow Leverage Ratio is less than 3.5 to 1.0.

     "Level V Status" exists at any date if, as of the most recent Quarterly Measurement Date (or, with respect to the determination of the Applicable Dividend Percentage, as of the last day of the most recently ended fiscal year of the Borrower for which an ADP Certificate has been received by the Agent),
(i) the Borrower has not qualified for Level I Status, Level II Status, Level III Status or Level IV Status and (ii) the Cash Flow Leverage Ratio is less than
4.0 to 1.0.

     "Level VI Status" exists at any date if, as of the most recent Quarterly Measurement Date (or, with respect to the determination of the Applicable Dividend Percentage, as of the last day of the most recent ended fiscal year of the Borrower for which an ADP Certificate has been received by the Agent), (i) the Borrower has not qualified for Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status and (ii) the Cash Flow Leverage Ratio is less than 4.75 to 1.0.

     "Level VII Status" exists at any date if, as of the most recent Quarterly Measurement Date (or, with respect to the determination of the Applicable Dividend Percentage, as of the last day of the most recently ended fiscal year of the Borrower for which an ADP Certificate has been received by the Agent),
(i) the Borrower has not qualified for Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status and (ii) the Cash Flow Leverage Ratio is less than 5.25 to 1.0.

     "Level VIII Status" exists at any date if, as of the most recent Quarterly Measurement Date (or, with respect to the determination of the Applicable Dividend Percentage, as of the last day of the most recently ended fiscal year of the Borrower for which an ADP Certificate has been received by the Agent),
(i) the Borrower has not qualified for Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status, Level VI Status or Level VII Status and (ii) the Cash Flow Leverage Ratio is less than 5.75 to 1.0.

     "Level IX Status" exists at any date if the Borrower has not qualified for Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status, Level VI Status, Level VII Status or Level VIII Status.

     "Status" means either Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status, Level VI Status, Level VII Status, Level VIII Status or Level IX Status.

     The Applicable Margin and the Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Borrower's Status as reflected in the then most recent

Compliance Certificate. Adjustments, if any, to the Applicable Margin or the Applicable Fee Rate shall be effective five Business Days after the date on which the Agent receives the applicable Compliance Certificate; provided, that if such Compliance Certificate, together with the financial statements to which such Compliance Certificate relates, is not delivered when due under Section 6.1(c), then the Applicable Margin and the Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table from and after the date on which such Compliance Certificate became due under Section 6.1(c) until five Business Days after such Compliance Certificate and financial statements are so delivered.

     The Applicable Dividend Percentage shall be determined in accordance with the foregoing table based on the Borrower's Status as reflected in the then most recent ADP Compliance Certificate. Adjustments, if any, to the Applicable Dividend Percentage shall be effective five Business Days after the date on which the Agent receives the applicable ADP Compliance Certificate; provided, that if such ADP Compliance Certificate, together with the financial statements to which such ADP Compliance Certificate relates, is not delivered when due under Section 6. 1 (c), then the Applicable Dividend Percentage shall be 0% from and after the date on which such ADP Compliance Certificate became due under
Section 6.1(c) until five Business Days after such ADP Compliance Certificate and financial statements are so delivered.